Tax	12 Months Ended
Dec. 31, 2021
Tax
Tax

7 Tax

NatWest Group’s corporate income tax charge for the period is set out below, together with a reconciliation to the expected tax charge calculated using the UK standard corporation tax rate and details of the NatWest Group’s deferred tax balances.

For accounting policy information see Accounting policies note 9.

Analysis of the tax charge for the year

The tax charge comprises current and deferred tax in respect of profits and losses recognised or originating in the income statement. Tax on items originating outside the income statement is charged to other comprehensive income or direct to equity (as appropriate) and is therefore not reflected in the table below.

Current tax is tax payable or recoverable in respect of the taxable profit or loss for the year and any adjustments to tax payable in prior years. Deferred tax is explained on page 60.

	2021	2020 (1)	2019 (1)
Continuing operations	£m	£m	£m
Current tax
Charge for the year	(1,036)	(191)	(673)
Over provision in respect of prior years	31	86	122
	(1,005)	(105)	(551)
Deferred tax
(Charge)/credit for the year	(185)	176	38
UK tax rate change impact (2)	165	75	—
Net increase/(decrease) in the carrying value of deferred tax assets in respect of UK, Ireland and Netherlands losses	12	(130)	55
Over/(under) provision in respect of prior years (3)	17	(90)	19
Tax charge for the year	(996)	(74)	(439)

(1)	Comparative results have been re-presented from those previously published to reclassify certain operations as discontinued operations as described in Note 8.
(2)	It was announced in the UK Government’s budget on 3 March 2021 that the main UK corporation tax rate will increase from 19% to 25% from 1 April 2023. This legislative change was enacted on 10 June 2021.
(3)	Prior year tax adjustments incorporate refinements to tax computations made on submission and agreement with the tax authorities and adjustments to provisions in respect of uncertain tax positions.

7 Tax continued

Factors affecting the tax charge for the year

Taxable profits differ from profits reported in the income statement as certain amounts of income and expense may not be taxable or deductible. In addition, taxable profits may reflect items that have been included outside the income statement (for instance, in other comprehensive income) or adjustments that are made for tax purposes only.

The expected tax charge for the year is calculated by applying the standard UK corporation tax rate of 19% (2020 and 2019 – 19%) to the Operating profit or loss before tax in the income statement.

The actual tax charge differs from the expected tax charge as follows:

	2021	2020 (1)	2019 (1)
Continuing operations	£m	£m	£m
Expected tax (charge)/credit	(766)	92	(757)
Losses and temporary differences in year where no deferred tax asset recognised	(51)	(43)	(24)
Foreign profits taxed at other rates	(11)	(29)	7
Non deductible goodwill impairment	(16)	—	—
Items not allowed for tax:
- losses on disposals and write-downs	(55)	(22)	(71)
- UK bank levy	(18)	(32)	(26)
- regulatory and legal actions	(74)	14	(165)
- other disallowable items	(28)	(70)	(62)
Non-taxable items:
- Alawwal bank merger gain disposal	—	—	215
- FX recycling on the liquidation of RFS Holdings	—	—	279
- other non-taxable items	73	28	80
Taxable foreign exchange movements	8	(3)	(1)
Unrecognised losses brought forward and utilised	10	16	16
(Decrease)/increase in the carrying value of deferred tax assets in respect of:
- UK losses	(9)	7	129
- Ireland losses	(27)	(137)	(74)
- Netherlands losses	48	—	—
Banking surcharge	(341)	(27)	(199)
Tax on paid-in equity	48	61	73
UK tax rate change impact	165	75	—
Adjustments in respect of prior years	48	(4)	141
Actual tax charge	(996)	(74)	(439)

(1)	Comparative results have been re-presented from those previously published to reclassify certain operations as discontinued operations as described in Note 8.

Judgment: tax contingencies

NatWest Group’s corporate income tax charge and its provisions for corporate income taxes necessarily involve a degree of estimation and judgment. The tax treatment of some transactions is uncertain and tax computations are yet to be agreed with the tax authorities in a number of jurisdictions. NatWest Group recognises anticipated tax liabilities based on all available evidence and, where appropriate, in the light of external advice. Any difference between the final outcome and the amounts provided will affect current and deferred income tax charges in the period when the matter is resolved.

Deferred tax

Deferred tax is the tax expected to be payable or recoverable in respect of temporary differences where the carrying amount of an asset or liability differs for accounting and tax purposes. Deferred tax liabilities reflect the expected amount of tax payable in the future on these temporary differences. Deferred tax assets reflect the expected amount of tax recoverable in the future on these differences.

The net deferred tax asset recognised by the NatWest Group is shown below, together with details of the accounting judgments and tax rates that have been used to calculate the deferred tax. Details are also provided of any deferred tax assets or liabilities that have not been recognised on the balance sheet.

Analysis of deferred tax

	£m	£m
Deferred tax asset	(1,195)	(901)
Deferred tax liability	359	291
Net deferred tax asset	(836)	(610)

7 Tax continued

					Tax
		Accelerated			losses
		capital	Expense	Financial	carried
	Pension	allowances	provisions	instruments	forward	Other	Total
	£m	£m	£m	£m	£m	£m	£m
At 1 January 2020	(139)	172	(118)	315	(951)	(24)	(745)
Charge/(credit) to income statement: (1)
- continuing operations	15	(234)	33	114	46	(5)	(31)
- discontinued operations	—	—	—	—	9	—	9
Charge/(credit) to other comprehensive income	119	—	—	51	—	(7)	163
Currency translation and other adjustments	1	(2)	—	—	(9)	4	(6)
At 1 January 2021	(4)	(64)	(85)	480	(905)	(32)	(610)
Charge/(credit) to income statement:
- continuing operations	19	21	(5)	(10)	(1)	(33)	(9)
- discontinued operations	—	—	—	—	3	—	3
Charge/(credit) to other comprehensive income	10	—	(7)	(222)	—	(5)	(224)
Currency translation and other adjustments	(1)	1	—	—	4	—	4
At 31 December 2021	24	(42)	(97)	248	(899)	(70)	(836)

(1)	Comparative results have been re-presented from those previously published to reclassify certain operations as discontinued operations as described in Note 8.

Deferred tax assets in respect of carried forward tax losses are recognised if the losses can be used to offset probable future taxable profits after taking into account the expected reversal of other temporary differences. Recognised deferred tax assets in respect of tax losses are analysed further below.

	2021	2020
	£m	£m
UK tax losses carried forward
- NWM Plc	56	62
- NWB Plc	608	592
- RBS plc	176	200
- Ulster Bank Limited	—	8
Total	840	862
Overseas tax losses carried forward
- UBIDAC	11	43
- NWM N.V.	48	—
	899	905

Critical accounting policy: Deferred tax

NatWest Group has recognised a deferred tax asset of £1,195 million (31 December 2020 - £901 million) and a deferred tax liability of £359 million (31 December 2020 - £291 million). These include amounts recognised in respect of UK and overseas tax losses of £899 million (31 December 2020 - £905 million). Deferred tax assets are recognised to the extent that it is probable that there will be future taxable profits to recover them.

Judgment – NatWest Group has considered the carrying value of deferred tax assets and concluded that, based on management’s estimates, sufficient taxable profits will be generated in future years to recover recognised deferred tax assets.

Estimate – These estimates are partly based on forecast performance beyond the horizon for management’s detailed plans. They have regard to inherent uncertainties, such as climate change and the impact of COVID. The deferred tax assets in NWM Plc and UBIDAC are supported by way of future reversing taxable temporary differences on which deferred tax liabilities are recognised at 31 December 2021.

UK tax losses

Under UK tax rules, tax losses can be carried forward indefinitely. As the recognised tax losses in NatWest Group arose prior to 1 April 2015, credit in future periods is given against 25% of profits at the main rate of UK corporation tax, excluding the Banking Surcharge 8% rate introduced by The Finance (No. 2) Act 2015.

It was announced in the UK Government's budget on 3 March 2021 that the main UK corporation tax rate will increase from 19% to 25% from 1 April 2023. This legislative change was enacted on 10 June 2021. NatWest Group's closing deferred tax assets and liabilities have therefore been recalculated taking into account this change of rate and the applicable period the deferred tax assets and liabilities are expected to crystallise. As a result, the net deferred tax asset position in NatWest Group has increased by £163 million, with a £165 million tax credit included in the income statement (refer to reconciling item above), and a £2 million tax charge included in other comprehensive income.

It was subsequently announced in the UK Government's budget on 27 October 2021 that the UK banking surcharge will decrease from 8% to 3% from 1 April 2023. This legislative change was substantively enacted on 2 February 2022. Had this rate reduction been substantively enacted as at the balance sheet date, the estimated rate change impact would not have been material.

7 Tax continued

NWM Plc - NWM Plc expects that the balance of recognised deferred tax asset at 31 December 2021 of £56 million (2020 - £62 million) in respect of tax losses amounting to £254 million will be recovered by the end of 2027. The movement in the current financial year reflects a £13 million decrease in the carrying value of the deferred tax asset, offset by a £7 million increase due to the UK tax rate change impact.

NWB Plc – A deferred tax asset of £608 million (2020 - £592 million) has been recognised in respect of total losses of £2,610 million. The losses arose principally as a result of significant impairment and conduct charges between 2009 and 2012 during challenging economic conditions in the UK banking sector. NWB Plc expects the deferred tax asset to be utilised against future taxable profits by the end of 2025.

RBS plc – A deferred tax asset of £176 million (2020 - £200 million) has been recognised in respect of losses of £722 million of total losses of £3,979 million carried forward at 31 December 2021. The losses were transferred from NatWest Markets Plc as a consequence of the ring fencing regulations. RBS plc expects the deferred tax asset to be utilised against future taxable profits by the end of 2027.

Overseas tax losses

UBIDAC – A deferred tax asset of £11 million (2020 - £43 million) has been recognised in respect of losses of £88 million, and is now entirely supported by way of future reversing taxable temporary differences on which deferred tax liabilities are recognised at 31 December 2021. The movement in the current financial year reflects a £32 million reduction in the carrying value of the deferred tax asset following the announcement of the Group’s withdrawal from the Republic of Ireland.

NatWest Market N.V. (NWM N.V.) - A deferred tax asset of £48 million has been recognised in respect of previously unrecognised tax losses and credits of £187 million of total tax losses and credits of £2,785 million carried forward at 31 December 2021. NWM N.V. Group expects the deferred tax asset to be utilised against future taxable profits by the end of 2026. NWM N.V. Group’s Dutch fiscal unit has reported taxable profits in the period since the adoption of the new business model and repurposing of NWM N.V.’s banking license in 2019. In addition, NatWest Group strategic review of NWM Group has been largely completed in 2021, which has removed material uncertainties around the future business of NWM N.V.. As a result, NWM N.V. Group now considers it to be probable, based on its 5 year budget forecast, that future taxable profit will be available against which the tax losses and tax credits can be partially utilised.

Unrecognised deferred tax

Deferred tax assets of £5,437 million (2020 - £4,965 million; 2019 - £4,653 million) have not been recognised in respect of tax losses and other deductible temporary differences carried forward of £24,699 million (2020 - £25,091 million; 2019 - £23,555 million) in jurisdictions where doubt exists over the availability of future taxable profits. Of these losses and other deductible temporary differences, £77 million expire within five years and £4,288 million thereafter. The balance of tax losses and other deductible temporary differences carried forward has no expiry date.

Deferred tax liabilities of £302 million (2020 - £242 million; 2019 - £262 million) on aggregate underlying temporary differences of £1,032 million (2020 - £1,021 million; 2019 £1,074 million) have not been recognised in respect of retained earnings of overseas subsidiaries and held-over gains on the incorporation of certain overseas branches. Retained earnings of overseas subsidiaries are expected to be reinvested indefinitely or remitted to the UK free from further taxation. No taxation is expected to arise in the foreseeable future in respect of held-over gains on which deferred tax is not recognised. Changes to UK tax legislation largely exempts from UK tax overseas dividends received on or after 1 July 2009.